UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/13/2007

DDI CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30241

Delaware	061576013
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1220 Simon Circle, Anaheim, CA 92806
(Address of principal executive offices, including zip code)

714-688-7200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended Employment Agreement with Mikel H. Williams

On April 13, 2007, DDi Corp. (the "Company") entered into an amended employment agreement with Mikel H. Williams, the President and Chief Executive Officer of the Company. Under the terms of the amended employment agreement, Mr. Williams will continue to receive an annual base salary of $375,000. Mr. Williams will be eligible to participate in all senior management bonus plans established by the Board of Directors of the Company. The target amount of incentive bonuses will be determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"). Mr. Williams will also be entitled to stock options or other equity-based compensation commensurate with his position and responsibilities to be determined by the Compensation Committee. The amended employment agreement contains the additional terms regarding the employment of Mr. Williams, including, without limitation, provisions regarding termination, severance benefits and change in control. The foregoing description of the amended employment agreement does not purport to be complete and is qualified in its entirety by reference to the amended employment agreement which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Employment Agreement with Sally L. Goff

On April 13, 2007, the Company entered into an employment agreement with Sally L. Goff, the Vice President and Chief Financial Officer of the Company. In accordance with the terms of the employment agreement, Ms. Goff will be paid an annual base salary of $250,000, effective April 1, 2007. Ms. Goff will be eligible to participate in all senior management bonus plans established by the Board of Directors of the Company. The target amount of incentive bonuses will be determined by the Compensation Committee. Ms. Goff will also be entitled to stock options or other equity-based compensation commensurate with her position and responsibilities to be determined by the Compensation Committee. The employment agreement contains the additional terms regarding employment of Ms. Goff, including, without limitation, provisions regarding termination, severance benefits and change in control. The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the employment agreement which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1          Employment Agreement dated April 13, 2007 between DDi Corp. and Mikel H. Williams

99.2          Employment Agreement dated April 13, 2007 between DDi Corp. and Sally L. Goff

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDI CORP

Date: April 17, 2007	By:	/s/ KURT E. SCHEUERMAN
Kurt E. Scheuerman
Vice President & General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Exmployment Agreement dated April 13, 2007 between DDi Corp. and Mikel H. Williams
EX-99.2	Exmployment Agreement dated April 13, 2007 between DDi Corp. and Sally L. Goff